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                                                                   EXHIBIT 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 11, 2000 relating to the financial statements of Champion Enterprises, Inc., which appears in Champion Enterprises Inc.'s Annual Report on Form 10-K for the year ended January 1, 2000.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers, LLP




Detroit, Michigan
January 17, 2001